                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                        PORTFOLIO AT A GLANCE
             Q&A WITH YOUR PORTFOLIO MANAGERS       4

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS       7
                         FINANCIAL STATEMENTS      10
                NOTES TO FINANCIAL STATEMENTS      16

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      22
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      23

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2001

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
IN NOVEMBER 2001, THE NATIONAL BUREAU OF ECONOMIC RESEARCH (NBER) CONFIRMED WHAT MANY HAD SUSPECTED FOR SEVERAL MONTHS--THE WORLD'S LARGEST ECONOMY HAD SLIPPED INTO RECESSION. ACCORDING TO THE NBER, THE U.S. ECONOMY BEGAN TO CONTRACT IN MARCH, THEREBY ENDING THE COUNTRY'S RECORD-SETTING 10-YEAR PERIOD OF EXPANSION. THIS LATEST DOWNTURN MARKS THE NATION'S 10TH RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH, SINCE THE END OF WORLD WAR II.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE IN NOVEMBER, SPIRALING DOWNWARD IN THE MONTHS FOLLOWING THE SEPTEMBER 11 TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY SHOWED SIGNS OF INCREASING WEAKNESS, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES.

CONSUMER SPENDING AND EMPLOYMENT
WITH THE ECONOMY OFFICIALLY IN RECESSION, MANY ECONOMISTS WERE SURPRISED TO FIND THAT CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. WHILE CONSUMERS APPEARED MORE PRICE-CONSCIOUS, SHUNNING HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES, MANY ALSO TOOK ADVANTAGE OF THE DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER.

IRRESPECTIVE OF THE UNANTICIPATED RESILIENCY OF THE CONSUMER, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND IN THE FACE OF MOUNTING JOB REDUCTION ANNOUNCEMENTS. BY THE END OF NOVEMBER 2001, CONSUMER CONFIDENCE LEVELS DROPPED FOR THE FIFTH CONSECUTIVE MONTH. THE CONTINUING EROSION OF CONFIDENCE WAS LARGELY FUELED BY RISING UNEMPLOYMENT AND MASS LAYOFFS.

UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.7 PERCENT--THE HIGHEST LEVEL IN SIX YEARS--BY THE END OF NOVEMBER 2001.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON NOVEMBER 6--THE TENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1
AND NOVEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.0 PERCENT.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.9 PERCENT IN THE 12 MONTHS ENDED NOVEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -1.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 1999--November 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                               6                               3.8
                                                                               6                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5
                                                                               5                               2.9
                                                                             4.5                               3.3
May 01                                                                         4                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7
                                                                               3                               2.6
                                                                             2.5                               2.1
Nov 01                                                                         2                               1.9

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN RESERVE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. THE MANAGEMENT TEAM INCLUDES DALE ALBRIGHT AND JONATHAN PAGE, WHO HAVE OVER FOUR DECADES OF COMBINED INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001.

Q   HOW WOULD YOU CHARACTERIZE THE
    ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A   Responding to weak
manufacturing activity and deteriorating labor market conditions, as well as to eroding consumer and business confidence after the events of September 11, the Federal Reserve (the Fed) lowered its federal funds target rate on five separate occasions, for a total of 200 basis points during the period under review.

    Despite declining interest rates, recent economic data continued to reflect softness in the overall economy. A preliminary reading on third quarter real gross domestic product (GDP) indicated that the economy contracted by 1.1 percent as compared to growth of just 0.3 percent during the second quarter of 2001. As of the end of October, industrial production had declined for thirteen consecutive months, and overall capacity utilization fell to its lowest level in eighteen years. In addition, non-farm payrolls contracted substantially in September, October and November.

    Although the fund's income stream was certainly affected by the continuing decline in short-term interest rates, it continued to provide shareholders with what we believe is a competitive level of current income, as well as relative stability and daily liquidity at $1.00 per share.(1)

    The fund continued to serve as a useful investment for liquidity, preservation of capital and a yield that reflected prevailing money market conditions. As of November 30, 2001, the seven-day current yield was 1.69 percent for Class A shares, 0.94 percent for Class B shares, and 0.93 percent for Class C shares. For the six months ended November 30, 2001, the fund posted a total return at net asset value of 1.36 percent for Class A shares, 0.98 percent for Class B shares,

(1) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PORTFOLIO COMPOSITION BY INVESTMENT TYPE

(as a percentage of total investments)

As of November 30, 2001                             As of May 31, 2001

- Commercial Paper...  44.1%         [PIE CHART]    - Commercial                      [PIE CHART]
                                                      Paper...........  60.2%
- Agencies...........  32.1%                        - Agencies........  22.0%
- Notes..............  12.8%                        - Notes...........   2.8%
- Certificates of                                   - Certificates of
  Deposit............  10.0%                          Deposit.........  13.6%
- Repurchase                                        - Repurchase
  Agreements.........   1.0%                          Agreements......   1.4%

and 0.97 percent for Class C shares. Including sales charges, the fund's total return for Class B and C shares was -3.02 percent and -0.03 percent, respectively. (No sales charge is assessed on purchases of Class A shares; be advised that other charges may apply.)

    Please note that the yield quotation more closely reflects the current earnings of the fund than the total return quotation. Total return assumes reinvestment of all distributions for the six-month period ended November 30, 2001. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Past performance is no guarantee of future results.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We have continued to invest the
fund in high-quality commercial paper, Federal agency obligations, overnight repurchase agreements, and bank notes and negotiable certificates of deposit of what we believe to be financially strong commercial banks. Over the past six months, we attempted to raise our high credit standards even higher in the fund by using an increased mix of Federal agency obligations, while at the same time attempting to limit purchases of corporate obligations to only those issuers that possess both top short-term credit ratings and relatively high long-term debt ratings.

    As of November 30, 2001, approximately 32 percent of the portfolio's total investments were invested in high-quality government agency securities. The bulk of the portfolio--roughly 44 percent of total investments--was invested in commercial paper issued by corporations with strong credit ratings. Another 10.0 percent of total investments was in certificates of deposit issued by highly-rated banks and other financial institutions, with the remainder of total investments invested in notes and repurchase agreements. Holdings are subject to change daily.

    Given the economic environment of declining interest rates, we purchased longer maturities of selected high-quality issuers. Our strategy in doing so was to extend the weighted average maturity of the fund in an effort to lock in current market rates for longer periods of time. As of November 30, 2001, the fund's weighted average maturity was 59 days, with approximately 74 percent of holdings due to mature in less than three months.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET OVER THE COMING MONTHS?

A   Following the November 6, 2001
Federal Open Market Committee meeting, the Fed's formal economic assessment indicated that risks are weighted toward conditions that may generate ongoing economic weakness. This assessment leads us to believe that the Fed could take an additional step to further reduce short-term interest rates sometime before year-end 2001. However, we also believe that the Fed is nearing an end in its current cycle of interest rate reductions. In our view, the fund is well positioned to take advantage of the money market yield levels that may become available during the months ahead. As always, we will continue to seek the fund's investment objectives of protection of capital and high current income.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                               MATURITY   DATE OF     AMORTIZED
(000)      DESCRIPTION                                 DATE     PURCHASE       COST
           COMMERCIAL PAPER  44.3%
$35,000    Abbey National North America............  12/21/01     2.424%   $ 34,953,139
 15,000    American General Finance Corp. .........  12/03/01     2.286      14,998,100
 10,000    American General Finance Corp. .........  02/04/02     1.889       9,966,056
 25,000    ANZ, Inc. (Delaware)....................  12/24/01     2.445      24,961,187
 25,000    Bank New York, Inc. ....................  01/28/02     2.007      24,919,444
 25,000    CBA Finance, Inc. (Delaware)............  03/01/02     2.000      24,875,625
 15,000    Ciesco, LP..............................  12/04/01     2.256      14,997,187
 25,000    Ciesco, LP..............................  12/04/01     2.307      24,995,208
 20,000    Citicorp................................  12/19/01     2.054      19,979,500
 15,000    Deutsche Bank Financial, Inc. ..........  12/07/01     3.430      14,991,500
 25,000    Fcar Owner Trust II.....................  01/24/02     2.335      24,913,000
 15,000    Fcar Owner Trust II.....................  02/21/02     2.051      14,930,300
 10,000    General Electric Capital Corp. .........  12/20/01     3.582       9,981,369
 30,000    General Electric Capital Corp. .........  04/16/02     2.255      29,747,267
 20,000    JP Morgan Chase & Co. ..................  02/04/02     1.987      19,928,500
 15,000    New Center Asset Trust..................  03/20/02     2.023      14,908,712
 20,000    New Center Asset Trust..................  03/21/02     2.053      19,875,333
 25,000    Royal Bank Canada.......................  12/18/01     3.648      24,957,736
 10,000    Societe General North America, Inc. ....  12/10/01     3.410       9,991,550
 20,000    Societe General North America, Inc. ....  01/07/02     3.818      19,923,225
 15,000    Wells Fargo Financial, Inc. ............  03/08/02     2.342      14,906,233
                                                                           ------------

TOTAL COMMERCIAL PAPER..................................................    413,700,171
                                                                           ------------
           U.S. GOVERNMENT AGENCY OBLIGATIONS  32.3%
 10,000    Federal Home Loan Bank Discount Note....  02/01/02     2.010       9,965,556
 15,000    Federal Home Loan Bank Discount Note....  04/05/02     2.224      14,885,417
 20,000    Federal Home Loan Mortgage Association
           Discount Note...........................  01/31/02     3.652      19,878,678
 10,000    Federal Home Loan Mortgage Association
           Discount Note...........................  02/14/02     1.934       9,959,896
 25,000    Federal Home Loan Mortgage Association
           Discount Note...........................  02/14/02     1.979      24,897,396
 20,000    Federal Home Loan Mortgage Association
           Discount Note...........................  03/01/02     1.810      19,910,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001 (Unaudited)

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                               MATURITY   DATE OF     AMORTIZED
(000)      DESCRIPTION                                 DATE     PURCHASE       COST
           U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$15,000    Federal Home Loan Mortgage Association
           Discount Note...........................  03/08/02     2.219%   $ 14,911,083
 12,250    Federal Home Loan Mortgage Association
           Discount Note...........................  04/24/02     4.118      12,055,960
 11,000    Federal Home Loan Mortgage Association
           Discount Note...........................  04/25/02     1.968      10,913,604
 20,000    Federal National Mortgage Association
           Discount Note...........................  12/06/01     3.225      19,991,111
 25,000    Federal National Mortgage Association
           Discount Note...........................  12/27/01     2.435      24,956,306
 15,000    Federal National Mortgage Association
           Discount Note...........................  02/07/02     3.427      14,904,517
 20,000    Federal National Mortgage Association
           Discount Note...........................  02/22/02     3.423      19,845,067
 20,000    Federal National Mortgage Association
           Discount Note...........................  02/26/02     2.249      19,892,217
 25,000    Federal National Mortgage Association
           Discount Note...........................  03/05/02     4.370      24,725,833
 15,000    Federal National Mortgage Association
           Discount Note...........................  03/27/02     1.974      14,905,267
 25,000    Federal National Mortgage Association
           Discount Note...........................  05/03/02     2.208      24,768,375
                                                                           ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS................................    301,366,283
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001 (Unaudited)

PAR
AMOUNT                                                MATURITY             AMORTIZED
(000)      DESCRIPTION                                  DATE     COUPON       COST
           NOTE  12.8%
$15,000    Bank America North America Charlotte.....  12/28/01   2.240%   $ 15,000,000
 15,000    Bank America North America Charlotte.....  01/07/02   2.470      15,000,000
 35,000    Lasalle National Bank....................  02/19/02   2.530      35,000,000
 35,000    US Bank National Association
           Minneapolis..............................  01/29/02   2.250      35,000,000
 20,000    Wells Fargo Financial, Inc. .............  12/20/01   2.480      20,000,000
                                                                          ------------

TOTAL NOTE.............................................................    120,000,000
                                                                          ------------
           CERTIFICATES OF DEPOSIT  10.1%
 25,000    Bayerische Landesbank NY.................  12/14/01   3.770      25,001,466
 20,000    Chase Manhattan Bank.....................  12/12/01   2.350      20,000,000
 30,000    State Street Bank & Trust................  12/11/01   2.360      30,000,000
 19,250    Toronto Dominion Holding.................  01/09/02   3.690      19,251,977
                                                                          ------------

TOTAL CERTIFICATES OF DEPOSIT..........................................     94,253,443
                                                                          ------------

REPURCHASE AGREEMENTS  1.0%
BankAmerica Securities ($9,450,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 11/30/01, to
  be sold on 12/03/01 at $9,451,662)...................................      9,450,000
                                                                          ------------

TOTAL INVESTMENTS 100.5%...............................................    938,769,897
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)..........................     (4,894,195)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $933,875,702
                                                                          ============

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2001 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $938,769,897
Receivables:
  Fund Shares Sold..........................................     2,026,393
  Interest..................................................     1,363,540
Other.......................................................       165,862
                                                              ------------
    Total Assets............................................   942,325,692
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     6,265,652
  Custodian Bank............................................       997,179
  Distributor and Affiliates................................       509,931
  Investment Advisory Fee...................................       309,641
  Income Distributions......................................        83,815
Trustees' Deferred Compensation and Retirement Plans........       197,737
Accrued Expenses............................................        86,035
                                                              ------------
    Total Liabilities.......................................     8,449,990
                                                              ------------
NET ASSETS..................................................  $933,875,702
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $933,954,311
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (20,495)
Accumulated Net Realized Loss...............................       (58,114)
                                                              ------------
NET ASSETS..................................................  $933,875,702
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $478,587,453 and
    478,641,277 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $396,541,575 and 396,549,446 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $58,746,674 and 58,774,768 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended November 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $16,851,321
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $366,289, $1,711,742 and $283,483,
  respectively).............................................    2,361,514
Investment Advisory Fee.....................................    1,845,643
Shareholder Services........................................    1,316,880
Custody.....................................................       78,497
Trustees' Fees and Related Expenses.........................       14,532
Legal.......................................................       11,374
Other.......................................................      282,529
                                                              -----------
    Total Expenses..........................................    5,910,969
    Less Credits Earned on Cash Balances....................       27,683
                                                              -----------
    Net Expenses............................................    5,883,286
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,968,035
                                                              ===========
NET REALIZED GAIN/LOSS......................................  $       -0-
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,968,035
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended November 30, 2001 and the Year Ended May 31, 2001 (Unaudited)

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                  NOVEMBER 30, 2001     MAY 31, 2001
                                                  ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $    10,968,035     $    37,999,919
                                                   ---------------     ---------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................       (6,761,744)        (24,360,250)
  Class B Shares.................................       (3,600,869)        (11,451,242)
  Class C Shares.................................         (611,663)         (2,205,189)
                                                   ---------------     ---------------
Total Distributions..............................      (10,974,276)        (38,016,681)
                                                   ---------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................           (6,241)            (16,762)
                                                   ---------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    1,282,292,584       2,505,005,403
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       10,544,369          38,016,681
Cost of Shares Repurchased.......................   (1,212,394,837)     (2,556,368,681)
                                                   ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       80,442,116         (13,346,597)
                                                   ---------------     ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS............       80,435,875         (13,363,359)
NET ASSETS:
Beginning of the Period..........................      853,439,827         866,803,186
                                                   ---------------     ---------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $20,495 and $14,254, respectively)...  $   933,875,702     $   853,439,827
                                                   ===============     ===============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                     YEAR ENDED MAY 31,
CLASS A SHARES               NOVEMBER 30,   ----------------------------------------------
                                 2001        2001      2000      1999      1998      1997
                             -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                ------      ------    ------    ------    ------    ------
  Net Investment Income.....       .01         .05       .05       .04       .05       .04
  Less Distributions from
    Net Investment Income...       .01         .05       .05       .04       .05       .04
                                ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                ======      ======    ======    ======    ======    ======

Total Return (a)............     1.36%*      5.35%**   4.92%     4.55%     4.78%     4.52%
Net Assets at End of the
  Period (In millions)......    $478.6      $451.7    $573.3    $529.6    $634.1    $451.3
Ratio of Expenses to Average
  Net Assets*** (b).........      .89%        .95%      .82%      .84%     1.02%     1.02%
Ratio of Net Investment
  Income to Average Net
  Assets***.................     2.68%       5.22%     4.71%     4.38%     4.60%     4.38%

 * Non-Annualized

 ** If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

*** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                     YEAR ENDED MAY 31,
CLASS B SHARES               NOVEMBER 30,   ----------------------------------------------
                                 2001        2001      2000      1999      1998      1997
                             -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                ------      ------    ------    ------    ------    ------
  Net Investment Income.....       .01         .05       .04       .04       .04       .04
  Less Distributions from
    Net Investment Income...       .01         .05       .04       .04       .04       .04
                                ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                ======      ======    ======    ======    ======    ======

Total Return (a)............     0.98%*      4.66%**   4.14%     3.78%     3.99%     3.71%
Net Assets at End of the
  Period (In millions)......    $396.5      $338.7    $238.8    $129.8    $123.0    $103.0
Ratio of Expenses to Average
  Net Assets*** (b).........     1.66%       1.58%     1.57%     1.63%     1.79%     1.77%
Ratio of Net Investment
  Income to Average Net
  Assets***.................     1.89%       4.43%     3.96%     3.71%     3.91%     3.70%

 * Non-Annualized

 ** If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

*** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                  YEAR ENDED MAY 31,
CLASS C SHARES                  NOVEMBER 30,   -----------------------------------------
                                    2001       2001     2000     1999     1998     1997
                                --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................    $1.00       $1.00    $1.00    $1.00    $1.00    $1.00
                                   -----       -----    -----    -----    -----    -----
Net Investment Income..........      .01         .05      .04      .04      .04      .04
Less Distributions from Net
  Investment Income............      .01         .05      .04      .04      .04      .04
                                   -----       -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE
  PERIOD.......................    $1.00       $1.00    $1.00    $1.00    $1.00    $1.00
                                   =====       =====    =====    =====    =====    =====

Total Return (a)...............    0.97%*      4.57%**  4.14%    3.77%    3.99%    3.72%
Net Assets at End of the Period
  (In millions)................    $58.7       $63.0    $54.7    $26.9    $16.1    $ 8.4
Ratio of Expenses to Average
  Net Assets*** (b)............    1.64%       1.69%    1.57%    1.63%    1.78%    1.78%
Ratio of Net Investment Income
  to Average Net Assets***.....    1.93%       4.40%    3.96%    3.73%    3.91%    3.64%

 * Non-Annualized

 ** If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

*** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C Shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001 (Unaudited)

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $58,114 which will expire between May 31, 2002 and May 31, 2009, of this amount $30,479 will expire on May 31, 2002.

    Net realized gains or losses may differ for financial and tax reporting purposes.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.

F. EXPENSE REDUCTIONS During the six months ended November 30, 2001, the Fund's custody fee was reduced by $27,683 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended November 30, 2001, the Fund recognized expenses of approximately $11,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001 (Unaudited)

For the six months ended November 30, 2001, the Fund recognized expenses of approximately $30,400 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 2001, the Fund recognized expenses of approximately $1,035,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $115,700 are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At November 30, 2001, capital aggregated $478,624,104, $396,556,185 and
$58,774,022 for Classes A, B, and C, respectively. For the six months ended November 30, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................    916,600,097    $  916,600,098
  Class B............................................    268,373,015       268,373,016
  Class C............................................     97,319,470        97,319,470
                                                       -------------    --------------
Total Sales..........................................  1,282,292,582    $1,282,292,584
                                                       =============    ==============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001 (Unaudited)

                                                          SHARES            VALUE
Dividend Reinvestment:
  Class A............................................      6,910,378    $    6,910,378
  Class B............................................      3,109,405         3,109,405
  Class C............................................        524,586           524,586
                                                       -------------    --------------
Total Dividend Reinvestment..........................     10,544,369    $   10,544,369
                                                       =============    ==============
Repurchases:
  Class A............................................   (896,643,679)   $ (896,643,680)
  Class B............................................   (213,626,591)     (213,626,593)
  Class C............................................   (102,124,564)     (102,124,564)
                                                       -------------    --------------
Total Repurchases....................................  (1,212,394,834)  $(1,212,394,837)
                                                       =============    ==============

    At May 31, 2001, capital aggregated $451,757,308, $338,700,357, and
$63,054,530 for Classes A, B, and C, respectively. For the year ended May 31, 2001, transactions were as follows:

                                                          SHARES             VALUE
Sales:
  Class A...........................................   1,646,318,049    $ 1,646,318,049
  Class B...........................................     687,547,727        687,547,727
  Class C...........................................     171,139,627        171,139,627
                                                      --------------    ---------------
Total Sales.........................................   2,505,005,403    $ 2,505,005,403
                                                      ==============    ===============
Dividend Reinvestment:
  Class A...........................................      24,360,250    $    24,360,250
  Class B...........................................      11,451,242         11,451,242
  Class C...........................................       2,205,189          2,205,189
                                                      --------------    ---------------
Total Dividend Reinvestment.........................      38,016,681    $    38,016,681
                                                      ==============    ===============
Repurchases:
  Class A...........................................  (1,792,234,974)   $(1,792,234,973)
  Class B...........................................    (599,148,102)      (599,148,112)
  Class C...........................................    (164,985,596)      (164,985,596)
                                                      --------------    ---------------
Total Repurchases...................................  (2,556,368,672)   $(2,556,368,681)
                                                      ==============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001 (Unaudited)

reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended November 30, 2001 and year ended May 31, 2001, 7,991,251 and 12,687,988 Class B Shares automatically converted to Class A Shares, respectively. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended November 30, 2001 and year ended May 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule. The Class B and C Shares bear the expense of their respective deferred sales arrangements, including higher distribution on service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended November 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a CDSC of approximately $1,237,400. Sales charges do not represent expenses to the Fund.

4. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001 (Unaudited)

and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .15% of Class A average daily net assets and .90% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended November 30, 2001, are payments retained by Van Kampen of approximately $1,567,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $60,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
23, 133, 233                                                   Member NASD/SIPC.
RES SAR 1/02                                                     5008A02-AP-1/02